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                                  EXHIBIT 99.1

                               CERTIFICATE OF THE
                           CHIEF EXECUTIVE OFFICER OF
                             TOWER AUTOMOTIVE, INC.

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
         1350):

         I, Dugald K. Campbell, Chief Executive Officer of Tower Automotive, Inc., certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

         (1) The quarterly report on Form 10-Q for the quarterly period ended March 31, 2003, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

         (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Tower Automotive, Inc.

                                     TOWER AUTOMOTIVE, INC.

Date: May 9, 2003                    By: /s/ Dugald K. Campbell
                                         -----------------------
                                         Dugald K. Campbell
                                     Its: President and Chief Executive Officer